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                       SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549-1004



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 22, 1993


                          PARAMOUNT COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)


         Delaware                       1-5404               74-1330475
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)


     15 Columbus Circle                                      10023-7780
(Address of principle executive offices)                     (Zip code)



        Registrant's telephone number, including area code (212) 373-8000




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Item 5.  Other Events
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          On December 22, 1993, Paramount Communications Inc.

("Paramount") terminated the Amended and Restated

Agreement and Plan of Merger with Viacom Inc. ("Viacom").  In addition, on December 22, 1993, Paramount entered into an

Exemption Agreement with Viacom (the "Exemption Agreement").  The

Exemption Agreement provides for the amendment of the Rights

Agreement relating to Paramount's Common Stock Purchase Rights and the taking of appropriate action so that restrictions on business combinations contained in Article XI of Paramount's

Restated Certificate of Incorporation and Section 203 of the

Delaware General Corporation Law shall not apply to the

consummation of the pending tender offer by Viacom for Paramount

Common Stock (the "Viacom Offer") if the minimum condition with respect to the Viacom Offer, among other conditions, is

satisfied.  The Exemption Agreement will thereby allow Paramount stockholders, if they so choose, to have their shares of

Paramount Common Stock ("Shares") accepted for payment pursuant to the Viacom Offer.

          On December 22, 1993, Paramount and QVC Network, Inc.

("QVC") entered into an Agreement and Plan of Merger (as amended,

the "QVC Merger Agreement"), which provides for, among other things, (i) the amendment of the pending tender offer by QVC for

Paramount Common Stock (as so amended, the "Revised QVC Offer"),

which offer had provided for the purchase of approximately 51% of


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the outstanding Shares at a price of $90 per Share, to (A)

increase the purchase price for the Shares to $92 per Share, (B)

amend the conditions to the QVC Offer to conform with the

conditions set forth in Annex A to the QVC Merger Agreement and

(C) extend the expiration date of the QVC Offer until 12:00

midnight on January 7, 1994 and (ii) the institution of amended and definitive terms of the proposed merger which would follow consummation of the QVC Offer (as so amended, the "Revised QVC

Second-Step Merger"), which terms had provided for, subject to change by QVC, the exchange of (1) 1.43 shares of QVC Common

Stock and (2) 0.32 shares of a new series of QVC Cumulative

Convertible Exchangeable Preferred Stock for each remaining Share and which now provide for the binding commitment of QVC to

exchange (x) 1.43 shares of QVC Common Stock, (y) 0.32 shares of a new series of 6% Cumulative Non-Convertible Exchangeable

Preferred Stock and (z) 0.32 Warrants to purchase QVC Common

Stock for each remaining Share.

          A copy of the press release of Paramount, dated

December 22, 1993, relating to the above-described transactions is attached hereto as Exhibit 99 and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits
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(b)  Exhibits.

     99 - Press Release of Paramount dated December 22, 1993

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                         SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         PARAMOUNT COMMUNICATIONS INC.



                         By:       Donald Oresman
                            -----------------------------
                            Donald Oresman
                            Executive Vice President



January 4, 1994

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                        INDEX TO DOCUMENTS


Exhibit                                           Sequentially
Number                                            Numbered Page
- -------                                           -------------


99 - Press Release of Paramount dated
     December 22, 1993                                 6